US. FOODS

KEEPING KITCHENS COOKING.™

Confit de Canard
Tartare de boeuf

Q1 2014 Performance Update A Taste of What’s Cooking at US Foods May 2014 Exhibit 99.1

FOOD. FOOD PEOPLE. EASY.
While the information provided herein is believed to be accurate and reliable, US Foods (“US Foods”) does not make any representations or
warranties, express or implied, as to the accuracy or completeness of such information or as to future results.   No representation or warranty is
made that any of the projections presented herein will be realized.
Forward-looking statements notice
This presentation and related comments by our management may include “forward-looking statements.” Our use of the words “expect,”
“anticipate,” “possible,” “potential,” “target,” “believe,” “commit,” “intend,” “continue,” “may,” “would,” “could,” “should,” “project,” “projected,”
“positioned” or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors might include: our ability to remain profitable during times of cost inflation, commodity volatility, and other factors; competition in the industry and our ability to compete successfully; our reliance on third-party suppliers, including the impact of any interruption of supplies or increases in product costs; shortages of fuel and increases or volatility in fuel costs; any declines in the consumption of food prepared away from home, including as a result of changes in the economy or other factors affecting consumer confidence; costs and risks associated with labor relations and the availability of qualified labor;
any change in our relationships with GPOs; our ability to increase sales to independent customers; changes in industry pricing practices;
changes in cost structure of competitors; costs and risks associated with government laws and regulations, including environmental, health, and safety, food safety, transportation, labor and employment, laws and regulations, and changes in existing laws or regulations; technology disruptions and our ability to implement new technologies; product liability claims relating to products that we distribute; our ability to maintain a good reputation; costs and risks associated with litigation; our ability to manage future expenses and liabilities with respect to our retirement benefits; our ability to successfully integrate future acquisitions; our ability to achieve the benefits that we expect to achieve from our cost savings programs; risks relating to our indebtedness, including our substantial amount of debt, our ability to incur substantially more debt,
increases in interest rates, and our proposed acquisition by Sysco.   Additional information regarding these factors is contained in the company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K for the fiscal year ended December 28, 2013.
All forward-looking statements speak only as of the date they were made. The company does not undertake any obligation to update or publicly release any revisions to any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this presentation.

FOOD. FOOD PEOPLE. EASY.
Non-GAAP financial measures
This presentation contains unaudited non-GAAP financial measures, including Reported EBITDA, Adjusted EBITDA, Consolidated EBITDA,
Debt Coverage Ratio, Interest Coverage Ratio, Adjusted Operating Expenses and Adjusted Gross Profit. Management believes these non-
GAAP financial measures provide meaningful supplemental information regarding our operating performance because they exclude amounts that our management and our board of directors do not consider part of core operating results when assessing the performance of the Company.
Our management uses these non-GAAP financial measures to evaluate the Company’s historical financial performance, establish future operating and capital budgets and determine variable compensation for management and employees.  Accordingly, the Company believes these non-GAAP financial measures are useful in allowing for a better understanding of the Company's core operations.
While management believes that these non-GAAP financial measures provide useful information, they are not operating measures under U.S.
GAAP, and there are limitations associated with their use. The Company's calculation of these non-GAAP financial measures may not be completely comparable to similarly titled measures of other companies due to potential differences between companies in their method of calculation. As a result the use of these non-GAAP financial measures has limitations and should not be considered in isolation from, or as a substitute for, other measures such as Net income or Net income attributable to stockholders. Due to these limitations, these non-GAAP financial measures are used as a supplement to U.S. GAAP measures and should not be considered as a substitute for net income (loss) from continuing operations, operating profit or any other performance measures derived in accordance with GAAP, nor are they a substitute for cash flow from operating activities as a measure of our liquidity.
Management uses Adjusted EBITDA Margin and Consolidated EBITDA Margin to focus on year-over-year changes in the Company’s business and believes this information is also helpful to investors. The Company uses Adjusted EBITDA in these EBITDA-related margin measures because it believes its investors are familiar with Adjusted EBITDA and that consistency in presentation of EBITDA-related measures is helpful to investors. Management also uses Debt Coverage Ratios and Interest Coverage Ratios to focus management on year-over-year changes in the Company’s leverage and believes this information is also helpful to investors. The Company cautions investors that these non-GAAP financial measures presented also are intended to supplement the Company’s GAAP results and are not a substitute for such results.
Additionally, the Company cautions investors that the non-GAAP financial measures used by the Company may differ from the non-GAAP measures used by other companies.

3 FOOD. FOOD PEOPLE. EASY. Agenda Business Highlights Quarterly Financial Update Closing Comments Appendix

4 FOOD. FOOD PEOPLE. EASY. Agenda Business Highlights Quarterly Financial Update Closing Comments Appendix

FOOD. FOOD PEOPLE. EASY.
Business Highlights
• Q1 sales increased 1.0%, and units decreased 1.3%
• Organic units decreased 1.5%
• Acquisition units added 0.2%
• Q1 results
• Net income/(loss) was ($65) million
• Adjusted EBITDA was $169 million
• Business transformation focused on differentiation and innovation
• Category Management and Merchandising
• Sales Force Effectiveness
• Sysco merger
• Deal is expected to close in Q3 2014
Note: (1)  Includes 2013 Acquisition volume
(2)  Reconciliation of this non-GAAP measure is provided in the appendix.
1
2

6 FOOD. FOOD PEOPLE. EASY. Agenda Business Highlights Quarterly Financial Update Closing Comments Appendix

FOOD. FOOD PEOPLE. EASY.
Q1 Financial Performance
Notes: (1) Reconciliations of these non-GAAP measures are provided in the appendix.
(2) Represents Adjusted EBITDA as a percentage of Net Sales.
Individual components may not add to total presented due to rounding.
$ IN MILLIONS Q1 2014 Q1 2013
B/(W) Y-O-Y
CHANGE
NET SALES $5,457 $5,405 1.0%
GROSS PROFIT $895 $909 ($14)
ADJUSTED GROSS PROFIT $920 $911 +$9
% OF NET SALES 16.9% 16.9% (1) bps
OPERATING EXPENSES $878 $886 +$8
ADJUSTED OPERATING
EXPENSES $751 $755 +$4
% OF NET SALES 13.8% 14.0% + 22bps
NET INCOME/(LOSS) ($65) ($95) +$30
ADJUSTED EBITDA $169 $156 +$13
ADJUSTED EBITDA MARGIN 3.1% 2.9% + 21bps
1
1
1
2

FOOD. FOOD PEOPLE. EASY.
Q1 Last Twelve Month Financial Performance
NET SALES $22,349 $21,810 2.5%
GROSS PROFIT $3,809 $3,726 +$83
$3,844 $3,743 +$101
% OF NET SALES 17.2% 17.2% + 4bps
OPERATING EXPENSES $3,494 $3,434 ($60)
$2,986 $2,923 ($63)
% OF NET SALES 13.4% 13.4% + 4bps
NET INCOME/(LOSS) ($27) ($142) +$115
ADJUSTED EBITDA $858 $820 +$38
ADJUSTED EBITDA MARGIN 3.8% 3.8% + 8bps
$908
CONSOLIDATED EBITDA MARGIN 4.1%
ADJUSTED OPERATING EXPENSES
1
ADJUSTED GROSS PROFIT
1
CONSOLIDATED EBITDA
2
Notes: (1) Reconciliations of these non-GAAP measures are provided in the appendix.
(2) Represents Adjusted EBITDA or Consolidated EBITDA as a percentage of Net Sales.
(3) Consolidated EBITDA includes Adjusted EBITDA plus $50 million for cost saving actions taken by the Company as specified under the Company’s debt agreements.
Individual components may not add to total presented due to rounding.
$ IN MILLIONS Q1 2014 LTM Q1 2013 LTM B/(W) Y-O-Y CHANGE

FOOD. FOOD PEOPLE. EASY.
Quarterly Cash Flow
Note: Individual components may not add to total presented due to rounding.
$ IN MILLIONS Q2 2013 Q3 2013 Q4 2013 Q1 2014 LTM
Cash from Operating Activities $120 $5 $208 $31  $363
Capital Expenditures, net of Proceeds ($35) ($34) ($56) ($40) ($165)
Acquisitions - - ($11) - ($11)
Cash (Used in)/Provided by Financing
Activities
($31) ($36) ($98) $1 ($164)
Net Cash Change $54 ($66) $43 ($8) $23
Beginning Cash $149 $203 $137 $180 $149
Ending Cash $203 $137 $180 $172 $172

FOOD. FOOD PEOPLE. EASY.
1.3x
Capital Structure & Credit Statistics
1.3x
Credit Statistics
Debt Coverage Interest Coverage
Ratio Ratio
Debt /LTM
As of Consolidated
$ IN MILLIONS 3/29/2014 EBITDA
ABL Revolver (2016) $30
ABS Facility (2015) $686
CMBS Facility (2017) $472
Term Loan (2019) $2,090
Obligations Under Capital Leases $160
Other Debt (2018 - 2031) $12
Senior Notes (2019) $1,350
Less: Restricted Cash ($7)
Less: Cash and Cash Equivalents ($172)
8.2x
5.1x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
7.0x
8.0x
9.0x
At Close
7/2/2007
3/29/2014
1.3x
3.1x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
7.0x
8.0x
9.0x
At Close
7/2/2007
3/29/2014
2 3
1
Notes:
Total Senior Secured Debt $3,450 3.8x
Total Debt $4,800 5.3x
Net Debt $4,621 5.1x
(1) Total Debt includes $4,817 million of US GAAP debt as of March 29, 2014 less $17 million of unamortized premium on senior notes.
(2) Debt coverage ratio equals net debt divided by Consolidated EBITDA over last 12 months.
(3) Interest coverage ratio equals Consolidated EBITDA over last 12 months divided by net interest expense over last 12 months.

FOOD. FOOD PEOPLE. EASY.
We have $1,014 million of available liquidity.
Liquidity
As of
$ IN MILLIONS 3/29/2014
Borrowing Availability:
ABL Facility (2016) $781
ABS Facility (2015) $61
Total Cash & Equivalents $172
Total Cash and Borrowing Availability $1,014

12 FOOD. FOOD PEOPLE. EASY. Agenda Business Highlights Quarterly Financial Update Closing Comments Appendix

13 FOOD. FOOD PEOPLE. EASY. Agenda Business Highlights Quarterly Financial Update Closing Comments Appendix

FOOD. FOOD PEOPLE. EASY.
Non-GAAP Reconciliations
Management believes these non-GAAP financial measures provide meaningful supplemental information regarding our operating performance because they exclude amounts that our management and our board of directors do not consider part of core operating results when assessing the performance of the Company. Our management uses these non-GAAP financial measures to evaluate the Company’s historical financial performance, establish future operating and capital budgets and determine variable compensation for management and employees.  Accordingly, the Company believes these non-GAAP financial measures are useful in allowing for a better understanding of the Company's core operations.
While management believes that these non-GAAP financial measures provide useful information, they are not operating measures under U.S. GAAP, and there are limitations associated with their use. The Company's calculation of these non-GAAP financial measures may not be completely comparable to similarly titled measures of other companies due to potential differences between companies in their method of calculation. As a result, the use of these non-GAAP financial measures has limitations and should not be considered in isolation from, or as a substitute for, other measures such as
Net income or Net income attributable to stockholders. Due to these limitations, these non-GAAP financial measures are used as a supplement to U.S. GAAP measures.

FOOD. FOOD PEOPLE. EASY.
Non-GAAP Reconciliation - Adjusted EBITDA
Notes:
Quarter Ended LTM
(In millions)
March 29, 2014 March 30, 2013 March 29, 2014 March 30, 2013
Net (loss)/income (65) $                          (95) $                           (27) $                        (142) $
Interest expense, net 73                              82                                297                          322
Income tax provision (benefit) 9                                 12                                27                            57
Depreciation and amortization expense 100                            94                                394                          366
EBITDA 117                            93                                691                          603
Adjustments:
Sponsor fees (1) 3                                 3                                  10                            10
Restructuring and tangible asset impairment charges (2) -                             2                                  6                               11
Share-based compensation expense (3) 3                                 4                                  7                               6
LIFO reserve change (4) 25                              2                                  35                            17
Loss on extinguishment of debt (5) -                             24                                18                            55
Pension settlement (6) -                             -                              2                               18
Business transformation costs (7) 12                              14                                59                            70
Other (8) 9                                 14                                30                            30
Adjusted EBITDA 169 $                         156 $                          858 $                       820 $
(1)   Consists of management fees paid to the Sponsors.
(2)   Consists primarily  of facility closing, severance and related costs, and tangible asset impairment charges.
(3)   Share-based compensation expense represents costs recorded for vesting of USF Holding Corp. stock option awards, restricted stock, and restricted stock units.
(4)   Consists of changes in the LIFO reserve.
(5)   Includes fees paid to debt holders, third party costs, early redemption premiums, and write-off of unamortized debt issuance costs.
(6)   Consists of charges resulting from lump-sum payment settlements to retirees and former employees participating in several Company sponsored pension plans.
(7)   Consists primarily of costs related to functionalization and significant process  and systems redesign.
(8)   Other includes  gains, losses or charges, as specified under the US Foods’ debt agreements, including $4 million and $8 million of direct and incremental costs related to the Sysco merger for the quarter and LTM period ended March 29, 2014, respectively.
Individual components may not add to total presented due to rounding.

FOOD. FOOD PEOPLE. EASY.
Non-GAAP Reconciliation - Adjusted Gross Profit
and Adjusted Operating Expense
Quarter Ended LTM
(In millions)
March 29, 2014 March 30, 2013 March 29, 2014 March 30, 2013
Gross Profit 895 $                         909 $                          3,809 $                  3,726 $
LIFO reserve change (1) 25                              2                                  35                            17
Adjusted Gross Profit 920 $                         911 $                          3,844 $                  3,743 $
Operating Expenses 878 $                         886 $                          3,494 $                  3,434 $
Adjustments:
Depreciation and amortization expense (100)                           (94)                              (394)                         (366)
Sponsor fees (2) (3)                               (3)                                 (10)                           (10)
Restructuring and tangible asset impairment charges (3) -                             (2)                                 (6)                             (11)
Share-based compensation expense (4) (3)                               (4)                                 (7)                             (6)
Pension settlement (5) -                             -                              (2)                             (18)
Business transformation costs (6) (12)                             (14)                              (59)                           (70)
Other (7) (9)                               (14)                              (30)                           (30)
Adjusted Operating Expenses 751 $                         755 $                          2,986 $                  2,923 $
Notes: (1)   Consists of changes in the LIFO reserve.
(2)   Consists of management fees paid to the Sponsors.
(3)   Consists primarily of facility closing, severance and related costs, and tangible asset impairment charges.
(4)   Share-based compensation expense represents costs recorded for vesting of USF Holding Corp. stock option awards, restricted stock ,and restricted stock units.
(5)   Consists of charges resulting from lump-sum payment settlements to retirees and former employees participating in several Company sponsored pension plans.
(6)   Consists primarily of costs related to functionalization and significant process  and systems redesign.
(7)   Other includes  gains, losses or charges, as specified under the US Foods’ debt agreements, including $4 million and $8 million of direct and incremental costs related to the Sysco merger for the quarter and LTM period ended March 29, 2014, respectively.
Individual components may not add to total presented due to rounding.